Exhibit 99.1

CrossFirst Bankshares, Inc. Reports First Quarter 2023 Results
LEAWOOD, Kan.,

April 17, 2023 (GLOBE NEWSWIRE) -- CrossFirst Bankshares,

Inc. (Nasdaq: CFB), the bank holding company for
CrossFirst Bank, today reported first quarter net income of $16.1 million, or $0.33 per diluted common share and adjusted net income of
$17.3 million, or $0.35 per diluted common share.
First Quarter 2023 Key Financial Performance Metrics
Net Income ROAA
(1)
Net Interest Margin –
Fully Tax Equivalent
(“FTE”)
(1)
Diluted EPS ROE
(1)
$16.1 million 0.97% 3.65% $0.33 10.53%
Adjusted First Quarter 2023 Key Financial Performance

Metrics
(2)
Adjusted Net Income Adjusted ROAA
(1)
Net Interest Margin -
FTE
(1)
Adjusted Diluted
EPS
Adjusted ROE
(1)
$17.3 million 1.04% 3.65% $0.35 11.30%
(1)
Ratios are annualized.
(2)
With the exception of Net Interest Margin - FTE, represents a non-GAAP financial measure. See “Table 5. Non-GAAP Financial
Measures”

for a reconciliation of these measures.
CEO Commentary:
“We continued our momentum into the first quarter producing strong earnings, growth in our capital and improvement in our credit quality
against a challenging backdrop,” said CrossFirst’s CEO and President, Mike Maddox.

Mr. Maddox continued, “We maintain a diversified
balance sheet with significant liquidity to withstand market volatility.

We are fortunate to have an experienced team of bankers and
leaders, and I am extremely proud of the way they have navigated the recent turmoil within our industry, with a focus on serving our
clients and continuing to build franchise value.”
2023 First Quarter Highlights:
● Completed the Central bank core systems conversion
●
Loans grew $275 million for the quarter with our newer markets and verticals contributing meaningfully as we realize scale
in those areas
●
Credit quality improved with non-performing assets decreasing

$2.0 million and the non-performing assets to total assets
ratio decreasing to 0.16% at quarter end
●
Recorded $4.4 million of provision expense during the quarter driven by loan growth and net charge-offs of $1.6 million, or
0.12% of average loans
●
Deposits increased $186 million due to a $405 million increase in wholesale deposits.

Non-interest-bearing accounts were
lower as elevated deposits at year-end were deployed

early in the quarter in addition to clients migrating into savings and money market accounts
●
Net interest margin – FTE of 3.65% widened four basis points for the quarter entirely due to the benefit of non-interest-
bearing deposits

● Issued $7.8 million of non-cumulative Series A Preferred Stock further bolstering our capital position

Exhibit 99.1

Quarter-to-Date
(Dollars in millions except per share data) March 31, 2023 December 31, 2022 March 31, 2022
Operating revenue
(1)
$ 62.6 $ 58.4 $ 48.1
Net income $ 16.1 $ 11.9 $ 16.8
Diluted earnings per common share $ 0.33 $ 0.24 $ 0.33
Return on average assets 0.97% 0.77% 1.23%
Adjusted return on average assets
(2)
1.04% 1.15% 1.23%
Return on average equity 10.53% 8.04% 10.44%
Adjusted return on average equity
(2)
11.30% 12.03% 10.44%
Net interest margin 3.60% 3.56% 3.24%
Net interest margin
–

FTE
(3)
3.65% 3.61% 3.29%
Efficiency ratio 60.81% 62.40% 57.57%
Adjusted efficiency ratio
–

FTE
(2)(3) 56.42% 55.01% 56.66%
(1)
Net interest income plus non-interest income.
(2)
Represents a non-GAAP financial measure. See "Table 5. Non-GAAP Financial Measures" for a reconciliation of these measures.
(3)
Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental federal
income tax rate used is 21.0%.

Income from Operations
Net income totaled $16.1 million or $0.33 per diluted share

for the first quarter of 2023, compared to $11.9 million or $0.24 per diluted share during the fourth quarter of 2022 and $16.8 million or $0.33 per diluted share during the first quarter of 2022. On a linked quarter basis, net income was higher due to an increase in net interest income partially offset by higher non-interest expenses.

The first quarter of
2023 included $1.5 million of acquisition-related non-interest expense and the fourth quarter of 2022 included acquisition-related non-
interest expense of $3.6

million and a $4.4 million acquisition-related Day 1 CECL provision expense.

Compared to the same period in
the prior year, the quarter’s results were impacted

by better net interest income that was more than offset by higher provision expense and non-interest expense.

Adjusted net income for the first quarter of 2023 totaled $17.3 million or $0.35 per diluted share compared to $17.9 million or $0.36 per
diluted share for the fourth quarter of 2022. The linked quarter’s adjusted net income was lower by $0.6 million as increases in net interest income were more than offset by higher provision expense and higher non-interest expense.
Net Interest Income
Fully tax equivalent (“FTE”) net interest income totaled $59.0 million for the quarter compared to $54.8 million for the fourth quarter of
2022, increasing due to higher average earning assets and stronger loan yields, partially offset by higher cost of funds and two fewer days.

Net interest margin – FTE widened 4 basis points to 3.65% compared to the prior quarter entirely due to the benefit of non-interest-bearing deposits.

Average earning assets increased $521 million compared to the prior quarter due to higher average loan balances. The increase in average balances of loans outstanding more than offset lower average cash and federal funds sold balances.

The yield on earning assets increased
entirely due to stronger loan yields due to the repricing of variable loans as well as higher pricing on new loans.

The cost of funds
increased due to continued pricing pressure on deposits as well as the mix of deposits shifting into higher cost products.

Despite the
offsetting changes in the yield on earning assets and the cost of funds, net interest margin

– FTE widened due to the benefit of non-interest
bearing-deposits.
Compared to the first quarter of 2022, FTE net interest income increased

$15.1 million and net interest margin - FTE increased 36 basis points.

The higher income and margin were primarily due to increases in average earning assets from strong loan growth and an increase
in the loan yields, partially offset by a higher cost of funds due to the rising rate environment.
Average earning assets grew $1.2 billion, or 21%, compared to the first quarter of 2022.

The increase was entirely driven by higher
average loan and investment portfolio balances, partially offset by lower average cash balances.

The yield on earning assets increased
2.44% due to new loan production as well as repricing of variable rate loans.

The cost of funds increased 2.27% over the same period due
to pricing pressure on deposits as well as client migration into higher cost deposit products compared to the prior year.

CROSSFIRST BANKSHARES, INC.

Non-Interest Income
Non-interest income increased $0.1

million compared to the fourth quarter of 2022 and decreased by $0.5 million compared to the same
quarter in 2022. The increase in non-interest income compared to the previous quarter was due to increases in service charges and fees and
credit card interchange income offset by decreases in other non-interest income.

In addition, gains on sale of loans increased from the
addition of Central.

The decrease compared to the prior year was primarily the result of a decrease in credit card fees due to one large
customer with pandemic-related activity that was not recurring.

The lower credit card fees were partially offset by increases in service charges and fees, as well as gains on securities and gains on sales of loans.
Non-Interest Expense
Non-interest expense increased $1.7 million from the fourth quarter of 2022 and increased $10.4 million from the first quarter of 2022.

The first quarter of 2023 included $1.5 million of acquisition-related expenses with $1.1

million included in professional fees, $0.2 million
in salaries and employee benefits, $0.1 million in advertising, and $0.

1

million in other non-interest expense.

The fourth quarter of 2022
included $3.6 million of acquisition-related expenses with $1.2 million included in professional fees, $1.0 million in salaries and employee benefits, $1.1 million in data processing, and $0.2 million

in other non-interest expense.

Excluding these acquisition-related expenses,
non-interest expense increased $3.8 million compared to the fourth quarter of 2022 and increased $8.9 million compared to the first quarter of 2022.

Compared to the fourth quarter of 2022, salaries and employee benefits costs were higher due to merit increases and the addition
of employees as part of the Central acquisition.

Additionally, deposit insurance premiums increased primarily due to an increase in the
assessment rate and growth in assets.

Other non-interest expense increased compared to the prior quarter primarily due to core deposit
intangible amortization as a result of the Central acquisition and an increase in commercial credit card fees. Compared to the first quarter of 2022 salaries and employee benefits

costs were higher due to merit increases, hiring in new markets,

and the addition of employees as
part of the Central acquisition. Professional fees increased primarily due to increases in consulting costs related to the digital banking conversion, increased recruiting costs, and timing of legal fees.

Additionally, deposit insurance premiums increased due to an increase in
the assessment rate and increases in assets. Other non-interest expense increased compared to the prior year primarily due to core deposit
intangible amortization as a result of the Central acquisition and increased post-pandemic travel expenses.

The Company’s effective tax rate for the first quarter of 2023 was 20.0%, as compared to 21.9% in the fourth quarter of 2022 and 19.9%
for the first quarter of 2022. The fourth quarter of 2022 included a $0.3 million charge related to certain non-deductible acquisition costs
which caused a higher rate for that period.
Statement of Financial Condition Performance & Analysis
During the first quarter of 2023, total assets increased by $0.3 billion or 4% compared to the end of the prior quarter and increased $1.4 billion or 25% compared to March 31, 2022. Total assets increased on a linked quarter basis primarily due to a $0.3 billion increase in
loans.

The year-over-year increase was primarily due to an increase in loans of $1.3 billion, including $0.4 billion from the Central
acquisition.

Deposits increased $0.2 billion compared to December 31, 2022, and increased $1.2 billion from March 31, 2022, including
$0.6 billion from the Central acquisition.
Loan Results
During the first quarter of 2023, loans increased

$275 million compared to December 31, 2022,

and increased $1.3 billion or 30%
compared to March 31, 2022, including the impact of the Central acquisition

.

The linked quarter increase in loans was a result of growth
across most of our loan categories.

Our newer markets and verticals contributed meaningfully to the quarter’s loan growth as we realize
scale in those areas. The loan increase compared to March 31, 2022 was primarily due to growth in the commercial and industrial,
commercial and industrial lines of credit and commercial real estate portfolios and included the impact of the Central acquisition.

CROSSFIRST BANKSHARES, INC.

3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022
% of
Total
QoQ
Growth
($)
QoQ
Growth
(%)
(1)
YoY
Growth
($)
YoY
Growth
(%)
(1)
(Dollars in millions)
Loans, net of unearned fees
Commercial and industrial $ 987 $ 1,018 $ 858 $ 812 $ 803 17% $ (31) (3) % $ 184 23%
Commercial and industrial lines of
credit
1,047 957 831 788 678 19 90 9 369 54
Energy 194 173 179 233 271 3 21 12 (77) (28)
Commercial real estate 1,809 1,719 1,400 1,436 1,376 33 90 5 433 31
Construction and land development 845 795 674 584 564 15 50 6 281 50
Residential real estate 412 409 394 371 366 7 3 1 46 13
Multifamily real estate 296 238 276 250 243 5 58 24 53 22
Consumer 58 64 66 54 49 1 (6) (9) 9 18
Total $ 5,648 $ 5,373 $ 4,678 $ 4,528 $ 4,350 100% $ 275 5% $ 1,298 30%
(1)
Actual unrounded values are used to calculate the reported

percent disclosed. Accordingly, recalculations

using the amounts in millions as disclosed in this release may not
produce the same amounts.
Deposit & Other Borrowing Results
During the first quarter of 2023, deposits increased 3% compared to December 31, 2022, and increased

26% compared to March 31, 2022.
The deposit increase compared to December 31, 2022 was due to increases in transaction deposits, savings and money market deposits,
and time deposits offset by decreases in non-interest-bearing deposits. The deposit increase compared to March 31, 2022 was due to
increases in transaction deposits, savings and money market deposits, and time deposits, including amounts related to the Central
acquisition, partially offset by decreases in non-interest-bearing deposits.

3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022
QoQ
Growth
($)
QoQ
Growth
(%)
(1)
YoY
Growth
($)
YoY
Growth
(%)
(1)
(Dollars in millions)
Period-end deposits
Non-interest-bearing deposits $ 970 $ 1,400 $ 1,114 $ 1,163 $ 1,110 $ (430) (31) % $ (140) (13) %
Transaction deposits 665 544 519 497 565 121 22 100 18
Savings and money market
deposits
2,826 2,761 2,605 2,351 2,435 65 2 391 16
Time deposits 1,376 946 750 733 512 430 45 864 169
Total $ 5,837 $ 5,651 $ 4,988 $ 4,744 $ 4,622 $ 186 3% $ 1,215 26%
(1)
Actual unrounded values are used to calculate the reported

percent disclosed. Accordingly, recalculations

using the amounts in millions as disclosed in this release
may not produce the same amounts.
At March 31, 2023, other borrowings totaled $332 million, as compared to $254 million at December 31, 2022, and $228 million at
March 31, 2022, and increased due to short-term liquidity needs.
Asset Quality and Provision for Credit Losses
The Company recorded $4.4 million of provision expense, compared to $6.7 million in the linked quarter and a ($0.6) million release of provision in the prior year first quarter. The prior quarter’s provision included $4.4 million of acquisition-related

Day 1 CECL provision
expense for the Central loan portfolio. The current quarter’s provision expense was driven by loan growth and net charge-offs of $1.6 million.
Non-performing assets decreased to $11.2 million at March 31,

2023 primarily due to a $1.8 million decrease from the charge-off of one commercial and industrial loan, as well as paydowns.

The non-performing assets to total assets ratio decreased from 0.64% at March

31,
2022

to 0.16% at March 31, 2023. In addition, classified loans decreased $0.7 million during the first quarter.

Net charge-offs were $1.6
million for the first quarter of 2023

compared to net recoveries of ($0.3) million in the prior quarter and net charge-offs of $1.1 million in
the prior year first quarter.
The allowance for credit losses was $65.1 million or 1.15% of outstanding loans at March 31, 2023. The combined allowance for credit
losses and accrual for off-balance sheet credit risk from unfunded commitments (“RUC”) was $73.2 million or 1.30% of outstanding loans which was consistent with the linked quarter and lower than the prior year first quarter,

owing primarily to the reduction in specific
reserves on non-performing loans.

CROSSFIRST BANKSHARES, INC.

The following table provides information regarding asset quality.
Asset quality

(Dollars in millions)
3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022
Non-accrual loans $ 9.5 $ 11.3 $ 16.9 $ 27.7 $ 33.1
Other real estate owned 0.9 1.1 1.0 1.0 1.0
Loans 90+ days past due and still accruing 0.8 0.8 0.3 2.2 1.5
Non-performing assets $ 11.2 $ 13.2 $ 18.2 $ 30.8 $ 35.6
Loans 30 - 89 days past due 5.1 19.6 21.4 16.6 15.9
Net charge-offs (recoveries) 1.6 (0.3) 1.9 1.1 1.1
Asset quality metrics (%) 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022
Non-performing assets to total assets 0.16% 0.20% 0.31% 0.54% 0.64%
Allowance for credit losses to total loans 1.15 1.15 1.19 1.23 1.27
Allowance for credit losses + RUC to total loans
(2)
1.30 1.31 1.34 1.35 1.38
Allowance for credit losses to non-performing loans 629 514 324 187 160
Net charge-offs (recoveries) to average loans
(1)
0.12 (0.02) 0.16 0.10 0.10
Provision to average loans
(1)
0.32 0.53 0.29 0.19 (0.06)
Classified Loans / (Total Capital + ACL) 9.4 10.1 11.3 12.1 10.8
Classified Loans / (Total Capital + ACL + RUC)
(2)
9.3 10.0 11.2 12.0 10.7
(1)
Interim periods annualized.
(2)
Includes the accrual for off-balance sheet credit risk from

unfunded commitments
Capital Position
At March 31, 2023, stockholders' equity totaled $645 million, or $13.28 per common share, compared to $609 million, or $12.56 per
common share, at December 31, 2022. The increase was primarily due to net income,

the issuance of preferred stock and an increase in
accumulated other comprehensive income driven by a decrease in the unrealized loss on available-for-sale securities, net of tax.

Tangible book value per common share
(1)

was $12.54 at March 31, 2023 and increased $0.58 compared to December 31, 2022

.

The ratio
of common equity Tier 1 capital to risk-weighted assets was approximately 9.4%, and the ratio of total capital to risk-weighted assets was
approximately 10.5% at March 31, 2023.

(1)
Represents a non-GAAP financial measure. See “Table

5. Non-GAAP Financial Measures” for a reconciliation

of this measure.

CROSSFIRST BANKSHARES, INC.

Conference Call and Webcast
Management will host a conference call to review first quarter financial results on Tuesday, April 18, 2023, at 10 a.m. CT / 11 a.m. ET.

The
conference call and webcast may also include discussion of Company developments, forward-looking statements and other material
information about business and financial matters. To access the event by telephone, please dial
(
844)

481-2831 at least fifteen minutes
prior to the start of the call and request access to the CrossFirst Bankshares call. International callers should dial
+1 (412) 317-1851 and
request access as directed above.

The call will also be broadcast live over the internet and can be accessed via the following link:
https://edge.media-server.com/mmc/p/77e58i2m. Please visit the site at least 15 minutes prior to the call to allow time for registration.

For
those unable to join the presentation, a replay of the call will be available two hours after the conclusion of the live call. To access the
replay, dial (877) 344-7529 and enter the replay access code 2572639.

International callers should dial +1 (412) 317-0088 and enter the same access code. A replay of the webcast will also be available for 90 days on the Company’s website
https://investors.crossfirstbankshares.com/.
Cautionary Notice about Forward-Looking Statements
The financial results in this press release reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. This earnings release contains forward-looking statements regarding,

among other things, our business plans,
expansion targets and opportunities, and future financial performance. Any statements about management’s expectations,

beliefs, plans,
predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These
statements are often, but not always, made through the use of words or phrases such as “positioning,” “growth,” “approximately,”
“believe,” “plan,” “future,” “opportunity,” “anticipate,” “target,” “expectations,”

“expect,” “will,” “strategy,” “goal,” “focused,” “foresee”
and similar words or phrases. The inclusion of forward-looking information in this earnings release should not be regarded as a
representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved.

The
Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations,

business strategy and financial needs. Our actual results
could differ materially from those anticipated in such forward-looking statements.
Accordingly, the Company cautions you that any such forward-looking statements are not a guarantee of future performance and that actual results may prove to be materially different from the results expressed or implied by the forward-looking statements due to a
number of factors. Such factors include, without limitation, a decline in general business and economic conditions and any regulatory
responses thereto, including uncertainty and volatility in the financial markets; interest rate fluctuations; our ability to effectively execute
our growth strategy and manage our growth, including identifying and consummating suitable mergers and acquisitions, entering new lines
of business or offering new or enhanced services or products; the transition away from the London Interbank Offered Rate (LIBOR);
fluctuations in fair value of our investments due to factors outside of our control;

our ability to successfully manage credit risk and the
sufficiency of our allowance; geographic concentration of our markets;

economic impact on our commercial real estate and commercial-
based loan portfolios, including declines in commercial and residential real estate values;

an increase in non-performing assets; our ability
to attract, hire and retain key personnel; maintaining and increasing customer deposits, funding availability,

liquidity and our ability to
raise and maintain sufficient capital; competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework; accounting estimates; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; cyber incidents or other failures, disruptions or security breaches; employee error, fraud committed
against the Company or our clients, or incomplete or inaccurate information about clients and counterparties; mortgage markets; our
ability to maintain our reputation; costs and effects of litigation; environmental liability; risk exposure from transactions with financial
counterparties; severe weather, natural disasters, acts of war or terrorism or other external events; and changes in laws, rules, regulations, interpretations or policies relating to financial institutions. These and other factors that could cause results to differ materially from those
described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and
Exchange Commission. These forward-looking statements are made as of the date of this communication,

and we disclaim any obligation
to update any forward-looking statement or to publicly announce the results of any revisions to any of the forward-looking statements included herein, except as required by law.
About CrossFirst Bankshares, Inc.
CrossFirst Bankshares, Inc. (Nasdaq: CFB) is a Kansas corporation and a registered bank holding company for its wholly owned
subsidiary CrossFirst Bank, a full-service financial institution that offers products and services to businesses, professionals, individuals, and families. CrossFirst Bank, headquartered in Leawood, Kansas,

has locations in Kansas, Missouri, Oklahoma, Texas, Arizona,
Colorado, and New Mexico.
INVESTOR CONTACT
Heather Worley
Heather@crossfirst.com
(214)676-4666
https://investors.crossfirstbankshares.com

CROSSFIRST BANKSHARES, INC.

TABLE 1. CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (UNAUDITED)
March 31, 2023 December 31, 2022
(Dollars in thousands)
Assets
Cash and cash equivalents
$
262,971
$
300,138
Available-for-sale securities - taxable
280,408 198,808
Available-for-sale securities - tax-exempt
470,843 488,093
Loans, net of unearned fees
5,647,639 5,372,729
Allowance for credit losses on loans
65,130 61,775
Loans, net of the allowance for credit losses on loans
5,582,509 5,310,954
Premises and equipment, net
67,311 65,984
Restricted equity securities
16,700 12,536
Interest receivable
30,385 29,507
Foreclosed assets held for sale
855 1,130
Goodwill and other intangible assets, net
28,259 29,081
Bank-owned life insurance
69,511 69,101
Other
84,978 95,754
Total assets $
6,894,730
$
6,601,086
Liabilities and stockholders’ equity
Deposits
Non-interest-bearing $
969,701
$
1,400,260
Savings, NOW and money market
3,491,586 3,305,481
Time
1,376,027 945,567
Total deposits
5,837,314 5,651,308
Federal Home Loan Bank advances
314,031 218,111
Other borrowings
17,970 35,457
Interest payable and other liabilities
79,924 87,611
Total liabilities
6,249,239 5,992,487
Stockholders’ equity
Preferred Stock, $0.01 par value:

Authorized - 15,000 shares, issued - 7,750 and
no shares at March 31, 2023 and December 31, 2022, respectively
- -
Common Stock, $0.01 par value:

Authorized - 200,000,000 shares, issued -
53,189,016 and 53,036,613 shares at March 31, 2023 and December

31, 2022,
respectively 532 530
Treasury stock, at cost:

4,588,398 shares held at March 31, 2023 and December
31, 2022
(64,127) (64,127)
Additional paid-in capital
539,023 530,658
Retained earnings
222,203 206,095
Accumulated other comprehensive loss
(52,140) (64,557)
Total stockholders’ equity
645,491 608,599
Total liabilities and stockholders’ equity $
6,894,730
$
6,601,086

CROSSFIRST BANKSHARES, INC.

TABLE 2. CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
Three Months Ended
March 31, 2023 December 31, 2022 March 31, 2022
(Dollars in thousands except per share data)
Interest Income
Loans, including fees $ 89,618 $ 74,872 $ 42,728
Available-for-sale securities - taxable 1,849 1,327 1,044
Available-for-sale securities - tax-exempt 3,794 3,896 3,692
Deposits with financial institutions 2,014 2,037 152
Dividends on bank stocks 262 231 144
Total interest income 97,537 82,363 47,760
Interest Expense
Deposits 36,725 26,830 3,511
Fed funds purchased and repurchase agreements 46 13 -
Federal Home Loan Bank Advances 2,391 1,457 1,109
Other borrowings 154 48 25
Total interest expense 39,316 28,348 4,645
Net Interest Income 58,221 54,015 43,115
Provision for Credit Losses 4,421 6,657 (625)
Net Interest Income after Provision for Credit Losses 53,800 47,358 43,740
Non-Interest Income
Service charges and fees on customer accounts 1,829 1,708 1,408
Realized gains (losses) on available-for-sale securities 63 139 (26)
Gain on sale of loans 187 47 -
Gains (losses) on equity securities, net 10 80 (103)
Income from bank-owned life insurance 411 402 388
Swap fees and credit valuation adjustments, net 90 65 118
ATM and credit card interchange income 1,264 1,010 2,664
Other non-interest income 567 908 493
Total non-interest income 4,421 4,359 4,942
Non-Interest Expense
Salaries and employee benefits 22,622 22,000 17,941
Occupancy 2,974 2,812 2,493
Professional fees 2,618 2,822 805
Deposit insurance premiums 1,531 999 737
Data processing 1,242 1,901 812
Advertising 752 954 692
Software and communication 1,651 1,404 1,270
Foreclosed assets, net 149 13 (53)
Other non-interest expense 4,553 3,518 2,969
Total non-interest expense 38,092 36,423 27,666
Net Income Before Taxes 20,129 15,294 21,016
Income tax expense 4,021 3,348 4,188
Net Income $ 16,108 $ 11,946 $ 16,828
Basic Earnings Per Common Share $ 0.33 $ 0.25 $ 0.33
Diluted Earnings Per Common Share $ 0.33 $ 0.24 $ 0.33

CROSSFIRST BANKSHARES, INC.

TABLE 3. 2022 – 2023 QUARTERLY ANALYSIS OF

CHANGES IN NET INTEREST
INCOME - FTE
(UNAUDITED)
Three Months Ended
March 31,
2023 2022
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable $ 268,705 $ 2,111 3.14% $ 220,802 $ 1,188 2.15%
Securities - tax-exempt - FTE
(1)
542,268 4,591 3.39 533,674 4,467 3.35
Federal funds sold 1,757 5 1.15 - - -
Interest-bearing deposits in other banks 195,289 2,009 4.17 309,948 152 0.20
Gross loans, net of unearned income
(2)
5,539,954 89,618 6.56 4,332,831 42,728 4.00
Total interest-earning assets - FTE
(1)
6,547,973 $ 98,334 6.08% 5,397,255 $ 48,535 3.64%
Allowance for loan losses (63,235) (57,922)
Other non-interest-earning assets 228,063 224,405
Total assets $ 6,712,801 $ 5,563,738
Interest-bearing liabilities
Transaction deposits $ 542,366 $ 3,500 2.62% $ 585,990 $ 222 0.15%
Savings and money market deposits 2,881,726 23,569 3.32 2,302,552 1,847 0.33
Time deposits 1,100,444 9,656 3.56 587,452 1,442 1.00
Total interest-bearing deposits 4,524,536 36,725 3.29 3,475,994 3,511 0.41
FHLB and short-term borrowings 272,754 2,535 3.77 231,156 1,109 1.95
Trust preferred securities, net of fair value
adjustments
1,062 56 21.39 1,012 25 10.25
Non-interest-bearing deposits 1,194,788 - - 1,157,387 - -
Cost of funds 5,993,140 $ 39,316 2.66% 4,865,549 $ 4,645 0.39%
Other liabilities 99,451 44,442
Stockholders’ equity 620,210 653,747
Total liabilities and stockholders' equity $ 6,712,801 $ 5,563,738
Net interest income - FTE
(1)
$ 59,018 $ 43,890
Net interest spread - FTE
(1)
3.42% 3.25%
Net interest margin - FTE
(1)
3.65% 3.29%
(1)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes.

The incremental income tax
rate used is 21.0%.
(2)
Average gross loan balances include non-accrual loans.
(3)
Actual unrounded values are used to calculate the reported yield or rate disclosed. Accordingly, recalculations using the amounts in thousands as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

TABLE 4. LINKED QUARTERLY ANALYSIS OF

CHANGES IN NET INTEREST INCOME – FTE
(UNAUDITED)
Three Months Ended
March 31, 2023 December 31, 2022
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable $ 268,705 $ 2,111 3.14% $ 227,701 $ 1,558 2.74%
Securities - tax-exempt - FTE
(1)
542,268 4,591 3.39 558,393 4,714 3.38
Federal funds sold 1,757 5 1.15 12,453 50 1.59
Interest-bearing deposits in other banks 195,289 2,009 4.17 218,549 1,987 3.61
Gross loans, net of unearned income
(2)
5,539,954 89,618 6.56 5,009,667 74,872 5.93
Total interest-earning assets - FTE
(1)
6,547,973 $ 98,334 6.08% 6,026,763 $ 83,181 5.48%
Allowance for loan losses (63,235) (57,909)
Other non-interest-earning assets 228,063 190,929
Total assets $ 6,712,801 $ 6,159,783
Interest-bearing liabilities
Transaction deposits $ 542,366 $ 3,500 2.62% $ 528,725 $ 2,772 2.08%
Savings and money market deposits 2,881,726 23,569 3.32 2,742,026 18,359 2.66
Time deposits 1,100,444 9,656 3.56 868,029 5,699 2.60
Total interest-bearing deposits 4,524,536 36,725 3.29 4,138,780 26,830 2.57
FHLB and short-term borrowings 272,754 2,535 3.77 202,705 1,470 2.88
Trust preferred securities, net of fair value
adjustments
1,062 56 21.39 1,213 48 15.70
Non-interest-bearing deposits 1,194,788 - - 1,141,977 - -
Cost of funds 5,993,140 $ 39,316 2.66% 5,484,675 $ 28,348 2.05%
Other liabilities 99,451 85,521
Stockholders’ equity 620,210 589,587
Total liabilities and stockholders' equity $ 6,712,801 $ 6,159,783
Net interest income - FTE
(1)
$ 59,018 $ 54,833
Net interest spread - FTE
(1)
3.42% 3.43%
Net interest margin - FTE
(1)
3.65% 3.61%
(1)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes.

The incremental income tax
rate used is 21.0%.
(2)
Average loan balances include non-accrual loans.
(3)
Actual unrounded values are used to calculate the reported yield or rate disclosed. Accordingly, recalculations using the amounts in thousands as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

TABLE 5. NON-GAAP FINANCIAL MEASURES
Non-GAAP Financial Measures
In addition to disclosing financial measures determined in accordance with

U.S. generally accepted accounting principles (GAAP), the
Company discloses non-GAAP financial measures in this release including

“tangible common stockholders’ equity,” “tangible book value per common share,” “adjusted efficiency ratio – fully tax equivalent (FTE),”

“adjusted net income,” “adjusted diluted earnings per
common share,” “adjusted return on average assets (ROAA),” and “adjusted return on equity (ROE).”

We consider the use of select non-
GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period
comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our
performance by excluding certain expenditures or gains that we believe are not indicative of our primary business operating results. We
believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and
when planning, forecasting, analyzing and comparing past, present and future periods.
These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP
and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we
present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by
providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the
impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be
considered when analyzing our performance.
A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures follows.

CROSSFIRST BANKSHARES, INC.

Quarter Ended
3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022
(Dollars in thousands, except per share data)
Adjusted net income:
Net income $ 16,108 $ 11,946 $ 17,280 $ 15,545 $ 16,828
Add: Acquisition costs 1,477 3,570 81 239 -
Add: Acquisition - Day 1 CECL provision - 4,400 - - -
Add: Employee separation - - - 1,063 -
Less: Tax effect
(1)
(310) (2,045) (17) (273) -
Adjusted net income $ 17,275 $ 17,871 $ 17,344 $ 16,574 $ 16,828
Diluted weighted average common shares outstanding 49,043,621 49,165,578 49,725,207 50,203,725 50,910,490
Diluted earnings per common share $ 0.33 $ 0.24 $ 0.35 $ 0.31 $ 0.33
Adjusted diluted earnings per common share $ 0.35 $ 0.36 $ 0.35 $ 0.33 $ 0.33
(1)
Represents the tax impact of the adjustments at a tax rate of 21.0%, plus permanent tax expense associated with merger related transactions
Quarter Ended
3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022
(Dollars in thousands)
Adjusted return on average assets:
Net income $ 16,108 $ 11,946 $ 17,280 $ 15,545 $ 16,828
Adjusted net income 17,275 17,871 17,344 16,574 16,828
Average assets $ 6,712,801 $ 6,159,783 $ 5,764,347 $ 5,545,657 $ 5,563,738
Return on average assets 0.97% 0.77% 1.19% 1.12% 1.23%
Adjusted return on average assets 1.04% 1.15% 1.19% 1.20% 1.23%
Quarter Ended
3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022
(Dollars in thousands)
Adjusted return on average equity:
Net income $ 16,108 $ 11,946 $ 17,280 $ 15,545 $ 16,828
Adjusted net income 17,275 17,871 17,344 16,574 16,828
Average equity $ 620,210 $ 589,587 $ 613,206 $ 614,541 $ 653,747
Return on average equity 10.53% 8.04% 11.18% 10.15% 10.44%
Adjusted return on average equity 11.30% 12.03% 11.22% 10.82% 10.44%

CROSSFIRST BANKSHARES, INC.

Quarter Ended
3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022
(Dollars in thousands, except per share data)
Tangible common stockholders' equity:
Total stockholders' equity $ 645,491 $ 608,599 $ 580,547 $ 608,016 $ 623,199
Less: goodwill and other intangible assets 28,259 29,081 71 91 110
Less: preferred stock 7,750 - - - -
Tangible common stockholders' equity $ 609,482 $ 579,518 $ 580,476 $ 607,925 $ 623,089
Tangible book value per common share:
Tangible common stockholders' equity $ 609,482 $ 579,518 $ 580,476 $ 607,925 $ 623,089
Common shares outstanding at end of period 48,600,618 48,448,215 48,787,696 49,535,949 49,728,253
Book value per common share $ 13.28 $ 12.56 $ 11.90 $ 12.27 $ 12.53
Tangible book value per common share $ 12.54 $ 11.96 $ 11.90 $ 12.27 $ 12.53
Quarter Ended
3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022
(Dollars in thousands)
Adjusted Efficiency Ratio - Fully Tax Equivalent (FTE)
(1)
Non-interest expense $ 38,092 $ 36,423 $ 28,451 $ 29,203 $ 27,666
Less: Acquisition costs (1,477) (3,570) (81) (239) -
Less: Core deposit intangible amortization (822) (291) - - -
Less: Employee separation - - - (1,063) -
Adjusted Non-interest expense (numerator) $ 35,793 $ 32,562 $ 28,370 $ 27,901 $ 27,666
Net interest income 58,221 54,015 49,695 46,709 43,115
Tax equivalent interest income
(1)
797 818 820 808 775
Non-interest income 4,421 4,359 3,780 4,201 4,942
Total tax-equivalent income (denominator) $ 63,439 $ 59,192 $ 54,295 $ 51,718 $ 48,832
Efficiency Ratio 60.81% 62.40% 53.20% 57.36% 57.57%
Adjusted Efficiency Ratio - Fully Tax Equivalent (FTE)
(1)
56.42% 55.01% 52.25% 53.95% 56.66%
(1)
Tax exempt income (tax-free municipal securities) is calculated on a tax equivalent basis. The incremental tax rate used is 21.0%.